Exhibit 99.1

Dolby Laboratories Reports Third Quarter Fiscal 2011 Results

SAN FRANCISCO--(BUSINESS WIRE)--August 4, 2011--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for its third quarter of fiscal 2011.

For the third quarter, Dolby reported total revenue of $219.0 million, compared to $230.3 million for the third quarter of fiscal 2010.

Third quarter GAAP net income was $61.7 million, or $0.55 per diluted share, compared to $63.5 million, or $0.55 per diluted share, for the third quarter of fiscal 2010. On a non-GAAP basis, third quarter net income was $72.8 million, or $0.65 per diluted share, compared to $71.1 million, or $0.62 per diluted share, for the third quarter of fiscal 2010. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items.

“Fiscal third quarter licensing growth was led by broadcast and mobile, where we experienced the continued adoption of our formats globally,” said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories. “In China, Dolby Digital Plus was included as an option in its final digital TV standard, and in Poland the leading free-to-air channel began broadcasting in Dolby Digital Plus.”

Financial Targets

For fiscal 2011, Dolby is now targeting revenue of $930 million to $955 million.

GAAP

For fiscal 2011, Dolby continues to target total gross margin of approximately 88 percent. Dolby is now targeting fiscal 2011 operating expenses of $410 million to $417 million and other income of approximately $9 million to $10 million. Dolby continues to target a tax rate of approximately 33 percent for the fourth quarter of fiscal 2011. While stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby is now targeting stock-based compensation expense for fiscal 2011 of approximately $44 million to $45 million. In addition, Dolby is now targeting charges related to the amortization of acquired intangibles for fiscal 2011 of approximately $15 million and continues to target restructuring charges of approximately $1 million to $2 million.

Non-GAAP

For fiscal 2011, Dolby continues to target total gross margin of approximately 89 percent. Dolby is now targeting fiscal 2011 operating expenses of $360 million to $365 million and other income of approximately $9 million to $10 million. Dolby continues to target a tax rate of approximately 33 percent for the fourth quarter of fiscal 2011. Dolby’s non-GAAP targets exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. The non-GAAP measures also exclude the one-time tax benefit resulting from the release of the deferred tax liability for the first quarter of fiscal 2011.

Diluted Earnings per Share

Dolby continues to target diluted shares outstanding of approximately 113 million. These targets lead to an updated fiscal 2011 diluted earnings per share target range of $2.61 to $2.70 on a GAAP basis and $2.87 to $2.96 on a non-GAAP basis.

The Company's Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ Q3 2011 fiscal year financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, August 4, 2011.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-539-3679. International callers can access the conference call at 1-719-457-2662.

A replay of the call will be available from 5:00 p.m. PT on Thursday, August 4, 2011, until 9:00 p.m. PT on August 11, 2011, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 7456510. An archived version of the teleconference will also be available on Dolby Laboratories’ website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of intangible assets acquired through business combinations, restructuring charges, and the related tax impact of all of these items on the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on our investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby's expectations regarding revenue, gross margin, operating expense, tax rate, stock-based compensation, amortization of intangibles, restructuring charges, and diluted earnings per share for fiscal 2011, and its statements regarding continued adoption of its formats, and the benefits that may be derived from them are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks that Dolby® technologies may not be included in future PC operating systems; risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; risks that shifts from disc-based media to online media content could result in fewer devices with Dolby technologies; risks associated with the effects of macroeconomic conditions; the timing of Dolby's receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. S11/24673 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	June 25, 2010	July 1, 2011	June 25, 2010	July 1, 2011
	(unaudited)
	(in thousands, except per share amounts)
Revenue:
Licensing	$170,326	$181,790	$532,045	$584,593
Product sales	52,651	28,395	140,147	100,769
Services	7,292	8,814	22,714	26,375
Total revenue	230,269	218,999	694,906	711,737

Cost of revenue:
Cost of licensing	3,719	4,095	13,282	13,827
Cost of products (1)	23,336	20,320	72,042	62,549
Cost of services (1)	3,407	3,518	10,554	9,153
Impairment of products provided under operating leases	9,594	-	9,594	-
Total cost of revenue	40,056	27,933	105,472	85,529
Gross margin	190,213	191,066	589,434	626,208
Operating expenses:
Research and development (1)	27,513	34,086	75,561	90,812
Sales and marketing (1)	36,527	36,726	93,635	112,488
General and administrative (1)	29,165	32,397	86,677	104,594

Restructuring charges, net	1,068	(48)	1,371	737
Total operating expenses	94,273	103,161	257,244	308,631
Operating income	95,940	87,905	332,190	317,577
Other income, net	2,142	2,546	6,200	6,434
Income before provision for income taxes	98,082	90,451	338,390	324,011

Provision for income taxes	(34,394)	(28,404)	(118,890)	(92,717)
Net income including controlling interest	63,688	62,047	219,500	231,294

Less: net income attributable to controlling interest	(236)	(299)	(1,064)	(1,098)
Net income attributable to Dolby Laboratories, Inc.	$63,452	$61,748	$218,436	$230,196

Earnings per share attributable to Dolby Laboratories, Inc. (basic)	$0.56	$0.55	$1.92	$2.06
Earnings per share attributable to Dolby Laboratories, Inc. (diluted)	$0.55	$0.55	$1.89	$2.03

Weighted-average shares outstanding (basic)	113,254	111,494	113,775	111,893
Weighted-average shares outstanding (diluted)	115,282	112,349	115,780	113,165

(1) Stock-based compensation included above was classified as follows:
Cost of products	$126	$169	$305	$483
Cost of services	36	47	99	129
Research and development	1,869	2,632	4,613	7,566
Sales and marketing	2,573	3,429	6,522	9,792
General and administrative	3,540	4,639	9,476	14,946

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 24, 2010	July 1, 2011
	(unaudited)
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$545,861	$594,604
Short-term investments	302,269	309,067
Accounts receivable, net	54,257	39,370
Inventories	28,338	23,416
Deferred taxes	102,758	91,401
Prepaid expenses and other current assets	26,930	36,058
Total current assets	1,060,413	1,093,916
Long-term investments	190,837	280,380
Property, plant and equipment, net	94,097	108,334
Intangible assets, net	67,019	55,463
Goodwill	264,580	268,009
Deferred taxes	19,948	18,811
Other non-current assets	14,878	6,314
Total assets	$1,711,772	$1,831,227

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$148,214	$119,965
Income taxes payable	7,895	3,675
Deferred revenue	9,647	12,976
Total current liabilities	165,756	136,616
Long-term deferred revenue	12,775	14,850
Deferred taxes	11,547	621
Other non-current liabilities	27,015	23,274
Total liabilities	217,093	175,361
Stockholders' equity:
Class A common stock	53	53
Class B common stock	59	58
Additional paid-in capital	329,902	255,575
Retained earnings	1,135,922	1,366,118
Accumulated other comprehensive income	7,801	11,895
Total stockholders' equity - Dolby Laboratories, Inc.	1,473,737	1,633,699
Controlling interest	20,942	22,167
Total stockholders' equity	1,494,679	1,655,866
Total liabilities and stockholders' equity	$1,711,772	$1,831,227

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	June 25, 2010	July 1, 2011	June 25, 2010	July 1, 2011
	(unaudited)
	(in thousands)
Operating activities:
Net income including controlling interest	$63,688	$62,047	$219,500	$231,294
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,151	12,930	25,545	33,975
Stock-based compensation	8,144	10,916	21,015	32,916
Amortization of premium on investments	2,406	4,570	6,384	12,375
Excess tax benefit from exercise of stock options	(6,606)	(1,338)	(16,890)	(12,643)
Provision for doubtful accounts	27	(28)	(181)	828
Losses on Put Rights	3,755	-	6,506	-
Gains on auction rate certificates	(4,687)	-	(7,601)	-
Deferred income taxes	(11,352)	2,045	(21,782)	1,573
Impairment of products provided under operating leases	9,594	-	9,594	-
Payment on litigation settlement	(3,000)	(3,000)	(3,000)	(3,000)
Other non-cash items affecting net income	1,241	18	2,007	175
Changes in operating assets and liabilities:
Accounts receivable	(3,148)	34,283	(24,595)	14,065
Inventories	(6,504)	7,965	(4,087)	4,927
Prepaid expenses and other assets	2,467	(3,003)	15,730	(6,718)
Accounts payable and accrued liabilities	17,461	(13,738)	23,759	(27,789)
Income taxes, net	(1,609)	5,766	31,903	6,386
Deferred revenues	(4,744)	3,412	(24,282)	5,400
Other non-current liabilities	(315)	(278)	(74)	395
Net cash provided by operating activities	74,969	122,567	259,451	294,159
Investing activities:
Purchases of available-for-sale securities	(179,439)	(86,788)	(556,172)	(454,795)
Proceeds from sales and maturities of available-for-sale securities	287,159	107,243	519,857	345,619
Purchases of property, plant and equipment	(6,989)	(10,782)	(24,882)	(30,334)
Acquisitions, net of cash acquired	-	-	-	(3,350)
Other investments	(700)	-	(825)	-
Proceeds from sales of property, plant and equipment and assets held for sale	-	280	-	3,077
Net cash used in investing activities	100,031	9,953	(62,022)	(139,783)
Financing activities:
Repayment of long-term debt	(402)	-	(1,192)	-
Proceeds from issuance of Class A common stock (Employee Stock Purchase Plan)	2,139	2,893	4,060	5,429
Net proceeds from exercise of stock options	13,790	4,812	32,948	17,491
Repurchase of common stock	(94,524)	(67,376)	(177,648)	(142,500)
Excess tax benefit from exercise of stock options	6,606	1,338	16,890	12,643
Net cash used in financing activities	(72,391)	(58,333)	(124,942)	(106,937)
Effect of foreign exchange rate changes on cash	(860)	149	(5,067)	1,304
Net decrease in cash and cash equivalents	101,749	74,336	67,420	48,743
Cash and cash equivalents at beginning of period	417,349	520,268	451,678	545,861
Cash and cash equivalents at end of period	$519,098	$594,604	$519,098	$594,604

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s third quarter of fiscal years 2010 and 2011 GAAP financial measures reconciled to non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended
	June 25, 2010	July 1, 2011
GAAP net income	$63.5	$61.7
Stock-based compensation	8.1	10.9
Amortization of acquired intangibles	2.5	5.2
Restructuring charges, net	1.1	-
Income tax adjustments	(4.1)	(5.0)
Non-GAAP net income	$71.1	$72.8

Diluted earnings per share:	Fiscal Quarter Ended
	June 25, 2010	July 1, 2011
GAAP diluted earnings per share	$0.55	$0.55
Stock-based compensation	0.07	0.10
Amortization of acquired intangibles	0.02	0.05
Restructuring charges, net	0.01	-
Income tax adjustments	(0.03)	(0.05)
Non-GAAP diluted earnings per share	$0.62	$0.65

Shares used in computing diluted earnings per share	115	112

The following tables show the Company’s fiscal year 2011 GAAP financial targets reconciled to non-GAAP financial targets included in this release (numbers are approximate):

Gross margin:
		Fiscal Year 2011
GAAP gross margin		88%
Stock-based compensation		0%
Amortization of acquired intangibles		1%
Non-GAAP gross margin		89%

Products gross margin:	Fiscal Year 2011
	Low	High
GAAP products gross margin	37%	38%
Stock-based compensation	1%	1%
Amortization of acquired intangibles	1%	1%
Non-GAAP products gross margin	39%	40%

Operating expenses:	Fiscal Year 2011
	Low	High
GAAP operating expenses	$410	$417
Stock-based compensation	(43)	(44)
Amortization of acquired intangibles	(6)	(6)
Restructuring charges, net	(1)	(2)
Non-GAAP operating expenses	$360	$365

Diluted earnings per share:	Fiscal Year 2011
	Low	High
GAAP diluted earnings per share	$2.61	$2.70
Stock-based compensation	0.39	0.40
Amortization of acquired intangibles	0.14	0.14
Restructuring charges, net	0.01	0.01
Income tax adjustments	(0.28)	(0.29)
Non-GAAP diluted earnings per share	$2.87	$2.96

Shares used in computing diluted earnings per share	113	113

CONTACT:
Dolby Laboratories
Investor Contact:
Alex Hughes, 415-645-4572
investor@dolby.com
Media Contact:
Sean Durkin, 415-645-5176
news@dolby.com